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                                                                    Exhibit 10.3



                               AMENDMENT NO. 1 TO

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

        This Amendment No. 1 to Amended and Restated Shareholders' Agreement ("Amendment") is made as of April 28, 2000, with reference to the Amended and Restated Shareholders' Agreement dated as of April 7, 2000 (the "Agreement"). The parties to this Amendment are Discovery Partners International, Inc. (formerly known as IRORI), a California corporation (the "Company"), the holders of shares of the Company's Common Stock listed on Exhibit A to the Agreement (each of which is herein referred to as a "Shareholder," which term includes his or her heirs, executors, guardians, successors and assigns), the investors which purchased shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (the "Existing Investors") and Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS

        A. The Company, DPII Newco, LLC, a Delaware limited liability company ("Merger Sub"), Axys and Axys Advanced Technologies, Inc., a Delaware corporation ("AAT") have entered into that certain Agreement and Plan of Merger, dated as of April 11, 2000 (the "Merger Agreement") pursuant to which Merger Sub is being merged with and into AAT with the consequence that AAT will become a wholly-owned subsidiary of the Company.

        B. As consideration for the acquisition of AAT from Axys pursuant to the Merger Agreement, the Company is, among other things, issuing shares of its Common Stock to Axys.

        In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Additional Parties to the Agreement. Axys hereby enters into and becomes a party to the Agreement.

        2. Amendment to Agreement. All references to "Investors" in the Agreement shall be deemed to include and make reference to Axys. Also, notwithstanding anything in the Agreement to the contrary, Axys shall be allowed to make a bona fide pledge of its Company Common Stock and Axys' rights under the Agreement may be assigned to any person if both the following conditions apply: (i) the assignment to such person is part of the enforcement against Axys' shares of Company Common Stock of a security interest which Axys had, via a bona fide pledge, granted to a lender, and (ii) the assignee shall have executed a written agreement, reasonably satisfactory in form and substance to the Shareholders, the Existing Investors and the Company, pursuant to which such person becomes a party to the Agreement (as then amended to


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date) and agrees to be bound by all the burdens thereof as if such assignee was an Investor thereunder.



        3. Reincorporation. Without limitation on any other rights of assignment, the parties acknowledge that if the Company reincorporates in Delaware the Agreement shall be assigned to the new Delaware corporation and the rights and obligations of the parties shall persist as if all references in the Agreement to "the Company" were references to such Delaware corporation.

        4. Effect of Amendment. Except as amended and set forth above, the Agreement shall continue in full force and effect.

        5. Counterparts. This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one and the same instrument.

        6. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        7. Entire Agreement. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        8. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                       2
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        IN WITNESS WHEREOF, this Amendment is hereby executed as of the date first written above.


                              DISCOVERY PARTNERS INTERNATIONAL, INC. (formerly known as IRORI), a California corporation

                              By:    /s/ Riccardo Pigliucci
                                 -----------------------------------------------
                                     Riccardo Pigliucci, Chief Executive Officer

                              Address:  9640 Towne Centre Drive
                              San Diego, CA  92121

SHAREHOLDERS:                 --------------------------------------------------
                              Dr. Michael Nova

                              Address:  Scripps Research Institute
                              BCC405
                              10550 North Torrey Pines Road
                              La Jolla, CA  92037

                                     /s/ K. C. Nicolaou
                              --------------------------------------------------
                              K.C. Nicolaou

                              Address:  Scripps Research Institute
                              BCC405
                              10550 North Torrey Pines Road
                              La Jolla, CA  92037

                              ENTERPRISE PARTNERS III, L.P.

                              By: Enterprise Management Partners III, L.P., Its General Partner

                                      By:  /s/ Andrew Senyei
                                      ------------------------------------------
                                          General Partner

                              Address:  7979 Ivanhoe Avenue, Suite 550
                              La Jolla, CA  92037



                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]


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                              ENTERPRISE PARTNERS III, L.P.
INVESTORS:

                              By: Enterprise Management Partners III, L.P., Its General Partner
                                      By:   /s/ Senyei Senyei
                                         ---------------------------------------
                                          General Partner

                              Address:  7979 Ivanhoe Avenue, Suite 550
                              La Jolla, CA  92037

                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                              By: Enterprise Management Partners III, L.P., Its General Partner

                                     By:    /s/ Andrew Senyei
                                        ----------------------------------------
                                            General Partner

                              Address:  7979 Ivanhoe Avenue, Suite 550
                              La Jolla, CA  92037

                              MAYFIELD VIII,
                              a California Limited Partnership

                              By:    Mayfield VIII Management, L.L.C.,
                                     a Delaware limited liability
                                     company, its general partner

                                     By:    /s/ A. Grant Heidrich, III
                                        ----------------------------------------
                                            General Partner

                              Address:  2800 Sand Hill Road
                              Menlo Park, CA  94025


                              MAYFIELD ASSOCIATES FUND II,
                              a California limited partnership

                              By:  /s/ A. Grant Heidrich, III
                                 -----------------------------------------------
                                     General Partner

                              Address:  2800 Sand Hill Road
                              Menlo Park, CA  94025


                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]


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                              CROSSPOINT VENTURE PARTNERS-1996

                              By:    /s/ Donald B. Milder
                                 -----------------------------------------------
                                     General Partner

                              Address: 18552 MacArthur Boulevard, Suite 400 Irvine, CA 92715

                              CROSSPOINT VENTURE PARTNERS LS-1997

                              By:     /s/ Donald B. Milder
                                 -----------------------------------------------
                                     General Partner

                              Address: 18552 MacArthur Boulevard, Suite 400 Irvine, CA 92715

                              AGILENT TECHNOLOGIES, INC., f/k/a
                              Hewlett-Packard Company

                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------

                              Address:  Mail Stop 20 BQ
                              3000 Hanover Street
                              Palo Alto, CA  94304
                              Attn:  Craig Norlin, Legal Counsel

                              BRISTOL-MYERS SQUIBB COMPANY

                              By:

                              Address:  P.O. Box 4000
                              Route 206 & Province Line Road
                              Princeton, NJ 08543-4000
                              Attn:  Vice President and Senior Counsel,
                                     Pharmaceutical Research Institute and
                                     Worldwide Strategic Business
                                     Development


                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]


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                               -------------------------------------------------
                                            HAYDEN J. TRUBITT

                               Address:  Brobeck, Phleger & Harrison, LLP
                               12390 El Camino Real
                               San Diego, CA 92130

                               AXYS PHARMACEUTICALS, INC.

                               By:    /s/ William J. Newell
                                  ----------------------------------------------
                                      William J. Newell, Senior Vice President

                               Address:  180 Kimball Way
                               South San Francisco, CA 94080


                            [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                        AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]